Exhibit 10.1
                                LICENSE AGREEMENT
THIS AGREEMENT MADE EFFECTIVE AND EXECUTED AS OF SEPTEMBER 22, 2000 (the "Effective Date").
BETWEEN:
              REACH  TECHNOLOGIES,  INC
              -------------------------

              Suite  201  -  2288  W  12th  Ave
              Vancouver,  B.C.
              V6K  4R2
              ("REACH")
AND:
              WIZBANG  TECHNOLOGIES  INC.
              ---------------------------
              Suite  679, 185 - 911 Yates Street
              Victoria,  B.C.
              Canada      V8V  4Y9
              ("WIZBANG")
WHEREAS:

A. REACH (a British Columbia Corporation) is in the business producing Digital Data Recorders;

B. WIZBANG (a Washington Corporation) is a corporation specifically created to market REACH'S Digital Data Recorders through the purchase of this Licensing Agreement (the "Transaction");

C. REACH and WIZBANG agree that this Agreement will constitute a binding agreement upon them in respect of the Transaction, such to be on the terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") each with the other as follows:

1.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

1.1 WIZBANG represents and warrants to REACH that WIZBANG has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon WIZBANG enforceable against it in accordance with its terms and conditions.

1.2 REACH represents and warrants to WIZBANG that REACH has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon REACH enforceable against it in accordance with its terms and conditions.

                                                                    Exhibit 10.1

2.     LICENSE
       -------

2.1 WIZBANG and REACH agree that, subject to the terms and conditions of this Agreement, WIZBANG will have the exclusive right to market and sell the Digital Data Recorder licensed product line in North Dakota, South Dakota, Nebraska, Kansas, Montana, Wyoming, and Colorado from REACH .

2.2 The licensed product line consists of 0 to 40 Megabit per second Digital Data Recorders that are configured for laboratory and onsite use. Models consist of laboratory, rack mount and portable versions. See Appendix A for a price list describing the product and options under licence ("the Digital Data Recorder licensed product line").

2.3 WIZBANG has the exclusive right to distribute and market the Digital Data Recorder licensed product line for an initial period beginning September 22, 2000 expiring September 30, 2004 ("the Term")

2.4 The current price for the REACH licensed product line is disclosed in Appendix A of this License Agreement

2.5          REACH  may  charge  its  pricing  on  30  days'  notice.

2.6 This Agreement may be renewed by mutual agreement between WIZBANG Logic Inc. and Reach Technologies Inc. for additional three-year periods.

2.7 This Agreement may be terminated by WIZBANG at any time upon notice to REACH, and by REACH for cause, which includes the bankruptcy or insolvency of WIZBANG; or the conviction of WIZBANG, its officers or directors, of any crime involving moral turpitude.

2.8 As consideration for this Agreement WIZBANG shall pay $16,000 to REACH.

3.     GENERAL
       -------

3.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.

3.2 This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein.

3.3 The parties hereto shall execute and deliver all such further documents and do all such acts as any party may, either before or after the execution of this Agreement, reasonably require of the other in order that the full intent and meaning of this Agreement is carried out.

3.4 No amendment or interpretation of this Agreement shall be binding upon the parties hereto unless such amendment or interpretation is in written form executed by all of the parties to this Agreement.

3.5 Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, email or by mail to the parties at:

                                                                    Exhibit 10.1

       Reach Technologies, Inc.      Suite  679  -  185-911 Yates Street
       Suite 122 - 2055 York Avenue  Victoria, B.C.
       Vancouver, B.C.               Canada      V6K  4Y9
       V6J 1E5                       Attention: Mike Frankenberger
       Attention:  Glenn Jones


or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph.

3.6 This Agreement may not be assigned by any party hereto without the prior written consent of all of the parties hereto.

3.7 This Agreement shall be governed by the laws of Washington State applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of Washington State.

3.8  This  Agreement  may  be  signed  by  fax  and  in  counterpart.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.

SIGNED, SEALED AND DELIVERED BY     SIGNED,  SEALED  AND  DELIVERED  BY
REACH  TECHNOLOGIES,  INC.          WIZBANG  TECHNOLOGIES  INC.

per:                                per:

/s/  Glenn  Jones                   /s/  Mike  Frankenberger
-------------------------------     -----------------------------------------
Authorized  Signatory               Authorized  Signatory

Name of Signatory: Glenn Jones      Name  of  Signatory:  Mike  Frankenberger

Title  of  Signatory:  Director     Title  of  Signatory:  Director

                                                                                          Exhibit 10.1
APPENDIX  A
-----------
                                               WHOLESALE PRICING
                                               -----------------
LABORATORY  RECORDERS                                      RACK  MOUNT  RECORDERS

Description                      Part Number  List Price   Description                Part Number  List Price
10 Mbps DDR Base                 DDR-10-L     $     9,100  10 Mbps DDR Base           DDR-10-R     $     9,800

20 Mbps DDR Base                 DDR-20-L     $    11,200  20 Mbps DDR Base           DDR-20-R     $    11,900

40 Mbps DDR Base                 DDR-40-L     $    14,000  40 Mbps DDR Base           DDR-40-R     $    14,700

---------------------------------------------------------  ---------------------------------------------------

PORTABLE RECORDERS                                         RECORDER TRANSPORTS

Description                      Part Number  List Price   Description                Part Number  List Price

10 Mbps DDR Base                 DDR-10-P     $    11,900  DAT [12 GByte/8 Mbps]      DDR-DAT      $     1,300

20 Mbps DDR Base                 DDR-20-P     $    14,000  DAT Transport Software     DDR-DAT-     $       900
                                                                                      SW
40 Mbps DDR Base                 DDR-40-P     $    16,800  Exabyte[ 7 GByte/8 Mbps]   DDR-EXA      $     1,620

---------------------------------------------------------  Exabyte Transport Software DDR-EXA-    $       900
                                                                                      SW

RECORDER OPTIONS                                           DLT (35 Gbyte/40 Mbps]     DDR-DLT      $     6,500

Description                      Part Number  List Price   DLT Transport Software     DDR-DLT-     $     1,800
                                                                                      SW

IRIG-B Time Code Input/Output    DDR-IRIG-B   $     2,700  Disk [9 Gbyte / 40 Mbps]   DDR-Disk-9   $     1,080

IRIG-A/B Time Code Input/Output  DDR-IRIG-AB  $     3,150  Disk [18 Gbyte / 40 Mbps]  DDR-Disk-18  $     1,530

Software Development Kit         DDR-SDK      $     1,000  Disk Transport Software    DDR-Disk-    $       900
                                                                                      SW
                                                                                      ------------------------